UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                            FORM 8-K/A



                          CURRENT REPORT



    Pursuant to Section 13 or 15 (d) of the Securities Exchange
                            Act of 1934



 Date of Report (Date of earliest event reported) October 31, 1997


                      INGERSOLL-RAND COMPANY
      (Exact name of registrant as specified in its charter)


    New Jersey                1-985                    13-5156640
(State of incorporation) (Commission             (I.R.S. Employer
                         File Number)              Identification
                                                             No.)



    Woodcliff Lake, New Jersey                            07675
(Address of principal executive offices)               (Zip Code)




 Registrant's telephone number, including area code (201) 573-0123

                      INGERSOLL-RAND COMPANY


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

          The following financial statements and reports are hereby filed as an amendment to the Form 8-K filed on November
          5, 1997 and are hereby included as part of that report:

      8.) Unaudited Combined Balance Sheet of Thermo King at June
          30, 1997 and the unaudited Combined Statements of Income and Cash Flows for the six months ended June 30, 1997.

      9.) Reports of Other Independent Accountants.








                           THERMO KING

                      Financial Statements

                     As of June 30, 1997 and
               for the period ended June 30, 1997

                           (unaudited)

THERMO KING
COMBINED STATEMENT OF INCOME

(in thousands)


                                                Six Months Ended
                                                 June 30, 1997
                                                  (unaudited)

Revenues                                           $  506,323
Cost of goods sold (note 1)                          (355,772)
Marketing, administration and
 general expenses (note 1)                            (53,777)
Operating profit                                       96,774
Other income, net                                       1,335
Interest expense                                         (539)
Income before income taxes and
 minority interest in income of
 consolidated subsidiaries                             97,570
Income tax expense                                    (19,319)
Minority interest in income of
 consolidated subsidiaries                             (1,024)

Net income                                         $   77,227

THERMO KING
COMBINED BALANCE SHEET

(in thousands)


                                                 June 30, 1997
                                                  (unaudited)

ASSETS:
 Cash and cash equivalents                        $    5,468
 Customer receivables, net of
  allowance of $1,367                                154,935
 Inventories (note 2)                                120,054
 Deferred income taxes                                 7,477
 Prepaid and other current assets                      9,126
 Total current assets                                297,060
 Plant and equipment, net (note 3)                    97,206
 Intangible and other noncurrent assets (note 4)      26,845

Total assets                                      $  421,111


LIABILITIES AND INVESTED EQUITY:
 Accounts payable                                 $   70,885
 Short-term debt                                       8,696
 Current maturities of long-term debt                    226
 Progress payments from customers                      1,375
 Product warranty                                     25,566
 Other current liabilities (note 5)                   62,642
 Total current liabilities                           169,390
 Long-term debt                                        1,664
 Employee benefit obligations (note 1)                48,475
 Other noncurrent liabilities                          1,933

Total liabilities                                    221,462
Commitments and contingencies (note 7)

Minority interest in equity of
 consolidated subsidiaries                             2,997

Invested equity (note 6):
 Minimum pension liability adjustment
  (note 1)                                            (7,293)
 Cumulative foreign currency translation
  adjustments                                          7,974
 Invested equity                                     195,971

Total invested equity                                196,652

Total liabilities and investment equity           $  421,111


THERMO KING
COMBINED STATEMENT OF CASH FLOWS

(in thousands)


                                                Six Months Ended
                                                 June 30, 1997
                                                  (unaudited)

Cash flows from operating activities:
 Net income                                        $   77,227
 Adjustments to reconcile net income to net
  cash provided by operating activities:
   Depreciation and amortization                        7,912
   Changes in assets and liabilities:
     Customer receivables                             (20,661)
     Inventories                                       (1,877)
     Accounts payable                                     327
     Product warranty                                    (683)
     Pension liability                                  4,157
     Deferred income taxes                                 79
     Other assets and liabilities                       1,411

Cash provided by operating activities                  67,892

Cash flows from investing activities:
 Capital expenditures                                  (9,327)

Cash used by investing activities                      (9,327)

Cash flows from financing activities:
 Net increase in short-term debt                        2,238
 Repayments of long-term debt                            (273)
 Disbursements to parent company, net of
  direct charges and allocations                      (58,359)

Cash used by financing activities                     (56,394)

Increase in cash and cash equivalents                   2,171

Cash and cash equivalents at beginning of period        3,297

Cash and cash equivalents at end of period         $    5,468

Supplemental disclosure of cash flow information:
 Interest paid                                     $      413



THERMO KING
NOTES TO FINANCIAL STATEMENTS

NOTE 1: BASIS OF PRESENTATION
Thermo King (the Company), a unit of Westinghouse Electric
Corporation (Westinghouse), designs, manufactures and distributes a broad line of transport temperature control equipment, including units and associated service parts for trucks, trailers, seagoing containers, buses and rail cars.

The combined financial statements of the Company include the accounts of Thermo King Corporation (an indirect wholly owned subsidiary of Westinghouse) and certain other Westinghouse affiliates. Unless otherwise indicated all dollar amounts in these financial statements are presented in thousands. All material intercompany accounts and transactions have been eliminated in combination.

When reading the financial information contained in these interim financial statements, reference should be made to the financial statements and notes contained in the Company's financial statements for the year ended December 31, 1996.

Historically, the results of the Company's domestic operations have been included in the consolidated United States income tax return of Westinghouse. The results of the Company's foreign operations have been reported in their respective taxing jurisdiction along with the operations of other Westinghouse affiliates. The income tax-related information in these financial statements is presented as if the Company had not been eligible to be included in the consolidated tax returns of Westinghouse or other affiliates (i.e. the Company on a stand-alone basis). The recognition and measurement of income tax expense and deferred income taxes requires certain assumptions, allocations and significant estimates, which management believes are reasonable to measure the tax consequences as if the Company were a stand-alone taxpayer. The Company's undistributed foreign earnings are deemed to be permanently reinvested and, therefore, no deferred taxes have been recognized. The Company's income tax expense is determined in accordance with the asset and liability method of accounting for income taxes.

For purposes of these financial statements, any current income tax liabilities are considered to have been paid by Westinghouse and are recorded through the invested equity account with Westinghouse.

The Company is charged directly for the cost of certain services that Westinghouse provides to its business units and subsidiaries. These services can include information systems support and certain accounting functions, such as transaction processing, legal services, environmental affairs and human resources. Westinghouse centrally develops, negotiates, and administers the Company's insurance programs. The insurance includes broad all-risk coverage for real and personal property and third-party liability coverage, employer's liability coverage, automobile liability, general product liability, and other standard liability coverage. Westinghouse also maintains a program of self-insurance for workers' compensation in the U.S. Westinghouse charges its business units for all of the centrally administered insurance programs based in part on claims history. Specific liabilities for general and product liability, automobile and workers' compensation claims are included in the Company's financial statements.

All of the charges for the corporate services described above are based on costs which directly relate to the Company or on a pro rata portion of Westinghouse's total costs of the services provided, on a basis that management believes is reasonable. However, management believes it is possible that the costs of these transactions may differ from those that would result from transactions among unrelated parties. For the six months ended June 30, 1997, charges for such services were approximately $9,479.

Westinghouse does not charge its divisions for the carrying costs related to its investment in such units (invested equity). Therefore, the Company's results of operations for each of the periods presented do not include any allocated interest charges from Westinghouse, and no portion of Westinghouse's debt is specifically related to the operations of the Company.

Employees of the Company also participate in various Westinghouse-sponsored employee benefit plans. As of June 30, 1997, the Company's minimum pension liability for certain non-Thermo King employees located in Puerto Rico was transferred to Westinghouse. This transfer reduced the Company's employee benefit obligation and noncurrent deferred tax asset by $2,838 and $1,076, respectively, and increased invested equity $1,762.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. On an on going basis, management reviews its estimates based on currently available information. Changes in facts and circumstances may result in revised estimates. In the opinion of management, the combined financial statements include all material adjustments necessary to present fairly the Company's financial position, results of operations, and cash flows. Such adjustments are of a normal recurring nature. The results for this interim period are not necessarily indicative of results for the entire year or any other interim period.

NOTE 2: INVENTORIES

Inventories                                      June 30, 1997
                                                  (unaudited)
Raw materials                                     $    9,120
Work in process                                       61,222
Finished goods                                        49,540
                                                     119,882
Recoverable engineering and other                        172
Inventories                                       $  120,054

NOTE 3: PLANT AND EQUIPMENT

Plant and Equipment                              June 30, 1997
                                                  (unaudited)
Land and buildings                                $   38,484
Machinery and equipment                              155,184
Construction in progress                              18,397
Plant and equipment, at cost                         212,065
Accumulated depreciation                            (114,859)
Plant and equipment, net                          $   97,206

For the six months ended June 30, 1997, depreciation expense totaled $6,999.

NOTE 4: INTANGIBLE AND OTHER NONCURRENT ASSETS

Intangible and Other Noncurrent Assets           June 30, 1997
                                                  (unaudited)
Goodwill                                          $   15,159
Deferred tax assets                                    9,398
Other intangible assets                                1,967
Other                                                    321
Intangible and other noncurrent assets            $   26,845

Goodwill and other intangible assets are shown net of accumulated amortization of $6,634 at June 30, 1997.

NOTE 5: OTHER CURRENT LIABILITIES

Other Current Liabilities                        June 30, 1997
                                                  (unaudited)
Accrued employee compensation                     $   10,525
Accrued for employee benefit obligations              13,000
Accrued expenses                                      32,946
Other                                                  6,171
Other current liabilities                         $   62,642

NOTE 6: INVESTED EQUITY

Changes in Invested Equity                       June 30, 1997
                                                  (unaudited)
Balance at beginning of year                      $  177,520
 Net income                                           77,227
 Minimum pension liability adjustment                  6,443
 Cumulative translation adjustment                    (6,179)
 Disbursements to Westinghouse, net                  (58,359)
Balance at end of year                            $  196,652

NOTE 7: COMMITMENTS AND CONTINGENCIES

The Company is involved in various litigation matters in the ordinary course of business. In the opinion of management, the ultimate resolution of such matters will not result in judgments which, in the aggregate, would materially affect the Company's financial position.

In the ordinary course of business standby letters of credit and surety bonds are issued on behalf of the Company. At June 30, 1997, the Company had $7,133 outstanding under such obligations.

The Company sources all of the diesel engines that constitute a significant component of its trailer and certain of its truck products from two primary vendors in Japan. The products in which these engines are used account for the majority of the Company's sales. While the Company believes that it could locate alternative sources for these components in the event that its relationship with these suppliers were disrupted, the delays and costs associated with such a change would have a short-term adverse impact on the Company's operations. Historically, the Company has entered into long-term agreements with these vendors to attempt to ensure a reliable source of supply. At June 30, 1997, the Company had under such agreements commitments to purchase $37,300 through December of 1997.








                Report of Independent Accountants


To the Board of Directors and Shareholders of Reftrans, S.A.


We have audited the accompanying balance sheets of Reftrans, S.A. as of November 30, 1995 and 1994, and the related statements of income and retained earnings and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us, present fairly, in all material respects, the financial position of Reftrans, S.A. at November 30, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Price Waterhouse
Barcelona, Spain

March 8, 1996


                Report of Independent Accountants
               on Financial Statements Filed With
                       Property Tax Return


In our opinion, the accompanying balance sheet and the related statements of income and retained earnings and of cash flows (stamped by us for identification purposes) present fairly, in all material respects, the financial position of Westinghouse de Puerto Rico, Inc. (a wholly-owned subsidiary of Westinghouse Electric Corporation) at December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

As discussed in Note 2 to these financial statements, the parent company adopted a comprehensive plan in December 1995 that entails exiting certain non-strategic businesses which include one division of Westinghouse de Puerto Rico, Inc. This operation has been accounted for as discontinued operations. On March 1, 1996 the sale of this non-strategic operation was completed.

We certify that none of our partners is a stockholder or employee of the above company.


/s/ Price Waterhouse
San Juan, Puerto Rico

March 15, 1996





                Report of Independent Accountants
               on Financial Statements Filed With
                       Property Tax Return


In our opinion, the accompanying balance sheet and the related statements of income and retained earnings and of cash flows (stamped by us for identification purposes) present fairly, in all material respects, the financial position of Westinghouse de Puerto Rico, Inc. (a wholly-owned subsidiary of Westinghouse Electric Corporation) at December 31, 1994, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

As discussed in Note 2 to these financial statements, the parent company adopted a comprehensive plan in November 1992 that entails exiting certain non-strategic businesses which include one division of Westinghouse de Puerto Rico, Inc. These businesses have been accounted for as discontinued operations. On January 31, 1994 the sale of this non-strategic operation was completed.

We certify that none of our partners is a stockholder or employee of the above company.


/s/ Price Waterhouse
San Juan, Puerto Rico

March 31, 1995




                        Auditors' Report


To the Shareholders of
Westinghouse Electric Ireland Limited


We have audited the accompanying consolidated balance sheets of Westinghouse Electric Ireland Limited as of December 31, 1995 and 1994 and the related statements of income and cash flows, for each of the two years in the period ended December 31, 1995, all expressed in Irish Pounds, as set out on pages 6 to 18. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Westinghouse Electric Ireland Limited at December 31, 1995 and 1994, and the results of their operations and cash flows for each of the two years in the period ended December 31, 1995, in conformity with accounting principles generally accepted in Ireland.


/s/ Price Waterhouse
Limerick, Ireland

30 September 1996





                Report of Independent Accountants


To The Shareholder of
Thermo King Czech Republic s.r.o.


We have audited the accompanying balance sheets of Thermo King Czech Republic s.r.o. (a subsidiary of Westinghouse Electric Corporation) as of 31 December 1995 and 1994, and the related statements of income and accumulated losses and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects the financial position of Thermo King Czech Republic, s.r.o. at 31 December 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the Company changed its method of accounting for inventories in 1994.


/s/ Price Waterhouse
Prague, Czech Republic

30 May 1996




                Report of Independent Accountants


To the Directors and Owners of
Thermo King Dalian Transport Refrigeration Company Limited


We have audited the accompanying balance sheets of Thermo King Dalian Transport Refrigeration Company Limited ("Thermo King (China)") as of December 31, 1995 and the related statements of income and changes in financial position for the year ended December 31, 1995, all expressed in Renminbi. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the Company for the year ended December 31, 1994 were audited by other independent accountants whose report dated March 10, 1995 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Thermo King (China) at December 31, 1995, and the results of its operations and changes in financial position for the year then ended, in conformity with accounting principles generally accepted in People's Republic of China.


/s/ Price Waterhouse Da Hua
Certified Public Accountants
China March 14, 1996






Report of Independent Accountants


To the Board of Directors and
Shareholders of Petter Refrigeration Limited


We have audited the balance sheet of Petter Refrigeration Limited of December 31, 1994, and the related statement of income, cash flows and changes in shareowners' equity, for the year ended December 31, 1994, all expressed sterling. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements audited by us present fairly, in all material respects, the financial position of Petter Refrigeration Limited, at December 31, 1994, and the results of its operations and cash flows for the year ended December 31, 1994, in conformity with accounting principles generally accepted in the United Kingdom.


/s/ Price Waterhouse
Chartered Accountants
and Registered Auditors
Southampton
England

12 May 1995





                     INGERSOLL-RAND COMPANY
                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INGERSOLL-RAND COMPANY
                                    (Registrant)


Date November 6, 1997           /S/ Gerard V. Geraghty
                                    Gerard V. Geraghty
                               Vice President and Comptroller
                               (Principal Financial and
                                   Accounting Officer)